UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 2320 Denver, Colorado	80202-3625
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre−commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre−commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 24, 2014, Earthstone Energy, Inc. (“Earthstone” or the “Company”) delivered an investor presentation at the GHS 100 Energy Conference hosted by Global Hunter Securities, LLC in Chicago, Illinois.  The investor presentation included information about the Company’s proposed strategic combination with Oak Valley Resources, LLC, a Delaware limited liability company (“Oak Valley”), as referenced in the Company’s Current Report on Form 8-K filed on May 16, 2014 with the U.S. Securities and Exchange Commission.

A copy of the investor presentation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated as of June 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.
(Registrant)

Date: June 23, 2014	By:	/s/ Ray Singleton
Ray Singleton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated as of June 24, 2014.